Exhibit 99



                   Aurora Foods Reports Third Quarter Results

ST. LOUIS, Nov. 3 -- Aurora Foods Inc. (OTC Bulletin Board: AURF), a producer and marketer of leading food brands, today announced results for the third quarter ended September 30, 2003. Aurora's net loss for the third quarter 2003 was $12.7 million, or $0.17 per share, compared with a net loss the previous years' third quarter of $5.8 million, or $0.08 per share. The third quarter 2003 net loss included pre-tax charges of $6.6 million in financial restructuring costs and $3.2 million of excess leverage fees. Third quarter 2002 net loss included pre-tax charges of $5.7 million related to the value of derivatives and a positive adjustment of $2.5 million related to the reduction of warrants previously issued.

Aurora's net sales in the third quarter 2003 were $170.0 million versus $181.3 million in the third quarter 2002.

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by generally accepted accounting principles
(GAAP), the Company also discloses certain non-GAAP financial measures within the meaning of Regulation G under the federal securities laws, including EBITDA.
Management believes this information is of interest to investors and facilitates more useful period-to-period comparisons of the Company's financial results.
Pursuant to the requirements of Regulation G, the Company has attached a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

About Aurora Foods Inc.

Aurora Foods Inc., based in St. Louis, Missouri, is a producer and marketer of leading food brands, including Duncan Hines(R) baking mixes; Log Cabin(R), Mrs.
Butterworth's(R) and Country Kitchen(R) syrups; Lender's(R) bagels; Van de
Kamp's(R) and Mrs. Paul's(R) frozen seafood; Aunt Jemima(R) frozen breakfast products; Celeste(R) frozen pizza and Chef's Choice(R) skillet meals. More information about Aurora may be found on the Company's Web site at www.aurorafoods.com.

CAUTIONARY NOTE: Statements contained in this press release that are not historical facts are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements contained in this release and which may affect the Company's prospects in general. For a summary of such risks and uncertainties, see the Company's periodic reports and other filings with the Securities and Exchange Commission.

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                                      AURORA FOODS INC.
                            CONSOLIDATED STATEMENTS OF OPERATIONS
                           (in thousands except per share amounts)
                                         (unaudited)

                                                             Three Months Ended September 30,
                                                                 2003                2002
                                                                                  (restated)

Net sales                                                       $169,968           $181,254
Cost of goods sold                                              (101,839)          (113,222)
     Gross profit                                                 68,129             68,032
Brokerage, distribution and marketing expenses:

     Brokerage and distribution                                  (21,447)           (21,887)
     Consumer marketing                                           (2,910)            (4,508)
         Total brokerage, distribution and
         marketing expenses                                      (24,357)           (26,395)
Amortization of intangibles                                       (2,780)            (2,545)
Selling, general and administrative expenses                     (13,365)           (11,732)
Administrative restructuring and retention costs                    (610)                  -
Financial restructuring costs                                     (6,600)                  -
         Total operating expenses                                (47,712)           (40,672)
     Operating income (loss)                                       20,417            27,360
Interest and financing expenses:
     Interest expense, net                                       (22,149)           (23,863)
     Excess leverage fee                                          (3,169)                 -
     Adjustment to value of derivatives                             (313)            (5,674)
     Reduction in warrants previously issued                            -              2,480
     Amortization of discount, premium and
     financing costs                                              (1,219)            (1,148)
         Total interest and financing expenses                   (26,850)           (28,205)
     Loss before income taxes                                     (6,433)              (845)
Income tax expense                                                (6,259)            (4,977)
         Net loss                                                (12,692)            (5,822)
Preferred dividends                                                 (372)              (344)
     Net loss available to common stockholders                  $(13,064)           $(6,166)

Basic and diluted loss per share available to
common stockholders                                               $(0.17)            $(0.08)
Weighted average number of shares outstanding                     77,155             73,270


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

                                      AURORA FOODS INC.
                            CONSOLIDATED STATEMENTS OF OPERATIONS
                           (in thousands except per share amounts)
                                         (unaudited)

                                                            Nine Months Ended September 30,
                                                               2003                2002
                                                                                (restated)

Net sales                                                      $521,267          $548,274
Cost of goods sold                                             (317,563)         (359,772)
     Gross profit                                               203,704           188,502
Brokerage, distribution and marketing expenses:
     Brokerage and distribution                                 (69,395)          (72,754)
     Consumer marketing                                          (9,659)          (20,327)
         Total brokerage, distribution and
         marketing expenses                                     (79,054)          (93,081)
Amortization of intangibles                                      (9,225)           (7,572)
Selling, general and administrative expenses                    (42,246)          (44,082)
Administrative restructuring and retention costs                 (5,050)                -
Financial restructuring and divestiture costs                   (10,774)                -
Plant closures                                                    2,674           (29,900)
         Total operating expenses                              (143,675)         (174,635)
     Operating income (loss)                                      60,029            13,867
Interest and financing expenses:
     Interest expense, net                                      (66,319)          (69,025)
     Excess leverage fee                                         (7,802)                -
     Adjustment to value of derivatives                          (1,935)          (10,854)
     Reduction in warrants previously issued                          -            (1,779)
     Amortization of discount, premium and
     financing costs                                             (3,627)           (4,897)
         Total interest and financing expenses                  (79,683)          (86,555)
     Loss before income taxes and cumulative
     effect of change in accounting                             (19,654)          (72,688)
Income Tax expense                                              (15,933)         (114,555)
     Net loss before cumulative effect of change
     in accounting                                              (35,587)         (187,243)
Cumulative effect of change in accounting,
net of tax of $21,466                                                 -          (228,150)
         Net loss                                               (35,587)         (415,393)
Preferred dividends                                              (1,090)           (1,007)
     Net loss available to common stockholders                 $(36,677)        $(416,400)

Basic and diluted loss per share available to
common stockholders before cumulative effect
of change in accounting                                          $(0.48)           $(2.60)
         Cumulative effect of change in
         accounting, net of tax                                       -             (3.16)
         Basic and diluted loss per share
         available to common stockholders                        $(0.48)           $(5.76)

Weighted average number of shares outstanding                    77,155            72,287


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                                      AURORA FOODS INC.
                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       (in thousands)
                                         (unaudited)

                                                             Nine Months Ended September 30,
                                                               2003                2002
                                                                                (restated)

Cash flows from operating activities:
     Net loss                                                  $(35,587)         $(415,393)
     Cumulative effect of change in accounting,
     net of tax                                                      -             228,150
     Adjustments to reconcile net loss to cash
     from operating activities:
         Depreciation                                            16,110             23,428
         Amortization                                            12,852             12,469
         Deferred income taxes                                   15,933            114,555
         Recognition of loss on derivatives                       1,935             10,854
         Issuance of warrants                                         -              1,779
         Non-cash plant closures                                 (2,368)            26,000
         Non-cash interest expense                                7,802                  -
     Other, net                                                     475                 23
     Changes to operating assets and liabilities:
         Accounts receivable                                        930             29,464
         Accounts receivable sold                                 6,300            (14,163)
         Inventories                                             19,808               (384)
         Prepaid expenses and other
         current assets                                          (3,763)           (11,697)
         Accounts payable                                       (20,801)           (20,697)
         Accrued expenses                                        20,430            (17,029)
         Other non-current liabilities                           (5,637)            (5,657)

Net cash from operating activities                               34,419            (38,298)

Cash flows from investing activities:
     Additions to property, plant and equipment                  (5,791)           (18,700)
     Proceeds from sale of assets                                 2,073                404

Net cash from investment activities                              (3,718)           (18,296)

Cash flows from financing activities:
     Proceeds from senior secured revolving
     debt facility                                               13,400             24,200
     Repayment of debt                                          (21,576)           (27,251)
     Senior secured financing                                         -             35,000
     Senior unsecured financing from related
     parties                                                          -             24,250
     Other, net                                                     (88)               366

Net cash from financing activities                               (8,264)            56,565

Increase in cash and cash equivalents                            22,437                (29)
Cash and cash equivalents, beginning of period                   12,904                184

Cash and cash equivalents, end of period                        $35,341              $155

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                                              AURORA FOODS INC.
                                         CONSOLIDATED BALANCE SHEETS
                                                (in thousands)

                                                                    September 30,                December 31,
                                                                        2003                         2002
                                                                     (unaudited)                  (restated)

                          ASSETS
Current assets:
     Cash and cash equivalents                                          $35,341                      $12,904
     Accounts receivable, net                                            27,698                       34,944
     Inventories                                                         74,872                       94,680
     Prepaid expenses and other assets                                    5,430                        2,984
         Total current assets                                           143,341                      145,512

Property, plant and equipment, net                                      160,422                      171,570
Goodwill and other intangible assets, net                               897,266                      903,870
Other assets                                                             26,883                       30,470

         Total assets                                                $1,227,912                   $1,251,422

            LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
     Senior secured term debt                                          $486,774                      $43,150
     Senior secured revolving debt facility                             167,000                            -
     Senior unsecured debt from related parties                          22,422                            -
     Senior subordinated notes                                          401,139                            -
     Current maturities of capital lease obligation                         120                          109
     Accounts payable                                                    24,795                       45,596
     Accumulate preferred dividends payable                               4,028                        2,939
     Accrued liabilities                                                 88,565                       60,408
         Total current liabilities                                    1,194,843                      152,202

Senior secured term debt                                                      -                      464,756
Senior secured revolving debt facility                                        -                      153,600
Senior unsecured debt from related parties                                    -                       21,951
Senior subordinated notes                                                     -                      401,349
Deferred tax liability                                                  111,820                       94,491
Capital lease obligation                                                  1,677                        1,724
Other liabilities                                                        10,265                       15,421
         Total liabilities                                            1,318,605                    1,305,494

Commitments and contingent liabilities

Stockholders' equity:
     Preferred stock                                                         37                           37
     Common stock                                                           772                          772
     Paid-in capital                                                    680,744                      681,834
     Accumulated deficit                                               (772,246)                    (736,659)
     Accumulated other comprehensive loss                                     -                          (56)
         Total stockholders' equity                                     (90,693)                     (54,072)

              Total liabilities and stockholders' equity             $1,227,912                   $1,251,422
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                                         AURORA FOODS INC.
                           RECONCILIATION OF OPERATING INCOME TO EBITDA
                                          (in thousands)
                                            (unaudited)

                                                 Three Months Ended            Nine Months Ended
                                                   September 30,                September 30,
                                                2003           2002          2003            2002


Operating income (loss)                         $20,417       $27,360       $60,029        $13,867

     Depreciation and amortization                8,171         9,817        25,336         31,001

EBITDA                                          $28,588       $37,177       $85,365        $44,868




EBITDA represents earnings before interest and financing expenses, taxes, depreciation and amortization.

The Company believes that EBITDA provides additional information for determining its ability to meet capital expenditure and debt service requirements. EBITDA does not represent and should not be considered an alternative to operating income (loss), net loss, or cash flow from operations as determined by generally accepted accounting principles. EBITDA does not necessarily indicate whether cash flow will be sufficient for cash requirements and should not be deemed to represent funds available to the Company. The calculation of EBITDA does not include the commitments of the Company for capital expenditures and payment of debt and may not be comparable to similarly-titled measures of other companies.